Exhibit 99(c)

Unaudited Operating Segment Results for 2003 and 2002 by Quarter Conformed to Reflect the January 1,

2004, Organizational Changes

Operating Segments

Revenues and segment profit of our segments for the four quarters of 2003 and 2002 are summarized and discussed below. All quarters presented have been reclassified to conform to the changes in our organization effective January 1, 2004.

Consolidated

	2003
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues
Advanced Materials	$1,676	$1,743	$1,739	$1,920	$7,078
Commercial Finance	4,776	5,180	5,205	5,652	20,813
Consumer Finance	2,759	3,046	3,499	3,541	12,845
Consumer & Industrial	2,892	3,282	3,212	3,457	12,843
Energy	4,376	4,655	4,343	5,708	19,082
Equipment & Other Services	964	869	1,479	1,115	4,427
Healthcare	2,140	2,402	2,336	3,320	10,198
Infrastructure	676	760	797	845	3,078
Insurance	6,368	6,792	6,824	6,210	26,194
NBC	1,471	1,955	1,517	1,928	6,871
Transportation	2,979	3,389	3,156	3,991	13,515
Corporate items and eliminations	(621)	(700)	(713)	(723)	(2,757)

Total revenues	$30,456	$33,373	$33,394	$36,964	$134,187

Segment Profit
Advanced Materials	$122	$134	$159	$201	$616
Commercial Finance	870	832	1,060	1,148	3,910
Consumer Finance	546	514	595	506	2,161
Consumer & Industrial	128	173	124	152	577
Energy	898	1,057	986	1,168	4,109
Equipment & Other Services	(258)	(252)	(52)	143	(419)
Healthcare	306	440	383	572	1,701
Infrastructure	94	105	132	131	462
Insurance	512	508	604	478	2,102
NBC	343	688	431	536	1,998
Transportation	556	686	604	815	2,661

Total segment profit	$4,117	$4,885	$5,026	$5,850	$19,878

(1)

Commercial Finance

	2003
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$4,776	$5,180	$5,205	$5,652	$20,813

Net revenues
Total revenues	$4,776	$5,180	$5,205	$5,652	$20,813
Interest expense	1,473	1,462	1,388	1,466	5,789

Total net revenues	$3,303	$3,718	$3,817	$4,186	$15,024

Net earnings	$870	$832	$1,060	$1,148	$3,910

Assets	$204,481	$207,175	$201,874	$214,016	$214,016

Real Estate
Revenues	$603	$599	$710	$474	$2,386
Net earnings	266	198	255	115	834
Assets	29,578	29,157	27,336	27,767	27,767

Aviation Services
Revenues	$714	$710	$711	$746	$2,881
Net earnings	135	126	97	148	506
Assets	30,264	32,305	32,399	33,271	33,271

Consumer Finance

	2003
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$2,759	$3,046	$3,499	$3,541	$12,845

Net revenues
Total revenues	$2,759	$3,046	$3,499	$3,541	$12,845
Interest expense	579	672	683	762	2,696

Total net revenues	$2,180	$2,374	$2,816	$2,779	$10,149

Net earnings	$546	$514	$595	$506	$2,161

Assets	$77,856	$97,117	$96,637	$106,530	$106,530

(2)

Insurance

	2003
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$6,368	$6,792	$6,824	$6,210	$26,194

Net earnings	$512	$508	$604	$478	$2,102

GE Global Insurance Holding (ERC)
Revenues	$2,693	$3,065	$2,886	$2,956	$11,600
Net earnings	121	119	120	121	481

Transportation

	2003
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$2,979	$3,389	$3,156	$3,991	$13,515

Segment profit	$556	$686	$604	$815	$2,661

Aircraft Engines
Revenues	$2,459	$2,792	$2,587	$3,134	$10,972
Segment profit	487	572	495	647	2,201

Rail
Revenues	$520	$597	$569	$857	$2,543
Segment profit	69	114	109	168	460

(3)

Consolidated

	2002
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues
Advanced Materials	$1,580	$1,861	$1,757	$1,765	$6,963
Commercial Finance	4,463	4,854	4,968	5,307	19,592
Consumer Finance	2,372	2,463	2,701	2,730	10,266
Consumer & Industrial	3,009	3,273	3,225	3,380	12,887
Energy	5,432	6,710	5,305	6,186	23,633
Equipment & Other Services	1,421	1,390	1,249	1,485	5,545
Healthcare	1,863	2,212	2,130	2,750	8,955
Infrastructure	192	455	586	668	1,901
Insurance	5,768	5,263	6,197	6,068	23,296
NBC	1,998	1,987	1,370	1,794	7,149
Transportation	3,096	3,424	3,300	3,865	13,685
Corporate items and eliminations	(548)	(560)	(69)	(485)	(1,662)

Total revenues	$30,646	$33,332	$32,719	$35,513	$132,210

Segment Profit
Advanced Materials	$255	$339	$231	$175	$1,000
Commercial Finance	750	761	897	902	3,310
Consumer Finance	498	466	467	368	1,799
Consumer & Industrial	139	170	121	137	567
Energy	1,557	1,924	1,432	1,381	6,294
Equipment & Other Services	(107)	5	(140)	(146)	(388)
Healthcare	266	401	347	532	1,546
Infrastructure	20	66	95	116	297
Insurance	516	95	327	(1,033)	(95)
NBC	313	545	330	470	1,658
Transportation	477	714	602	717	2,510

Total segment profit	$4,684	$5,486	$4,709	$3,619	$18,498

(4)

Commercial Finance

	2002
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$4,463	$4,854	$4,968	$5,307	$19,592

Net revenues
Total revenues	$4,463	$4,854	$4,968	$5,307	$19,592
Interest expense	1,385	1,489	1,545	1,560	5,979

Total net revenues	$3,078	$3,365	$3,423	$3,747	$13,613

Net earnings	$750	$761	$897	$902	$3,310

Assets	$180,389	$191,542	$191,369	$202,462	$202,462

Real Estate
Revenues	$448	$545	$543	$588	$2,124
Net earnings	168	140	187	155	650
Assets	24,334	30,144	29,273	29,522	29,522
Aviation Services
Revenues	$568	$683	$741	$702	$2,694
Net earnings	98	121	133	102	454
Assets	26,797	27,968	28,741	30,512	30,512

Consumer Finance

	2002
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$2,372	$2,463	$2,701	$2,730	$10,266

Net revenues
Total revenues	$2,372	$2,463	$2,701	$2,730	$10,266
Interest expense	494	495	572	582	2,143

Total net revenues	$1,878	$1,968	$2,129	$2,148	$8,123

Net earnings	$498	$466	$467	$368	$1,799

Assets	$62,441	$69,039	$72,727	$76,965	$76,965

(5)

Insurance

	2002
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$5,768	$5,263	$6,197	$6,068	$23,296

Net earnings	$516	$95	$327	$(1,033)	$(95)

GE Global Insurance Holding (ERC)
Revenues	$2,407	$2,076	$2,585	$2,364	$9,432
Net earnings	87	(229)	(143)	(1,509)	(1,794)

Transportation

	2002
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Revenues	$3,096	$3,424	$3,300	$3,865	$13,685

Segment profit	$477	$714	$602	$717	$2,510

Aircraft Engines
Revenues	$2,614	$2,830	$2,779	$3,148	$11,371
Segment profit	420	587	510	579	2,096

Rail
Revenues	$482	$594	$521	$717	$2,314
Segment profit	57	127	92	138	414

(6)